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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               __________________

                                   Form 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15 (d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                                August 8, 2001
                Date of report (date of earliest event reported)


                               __________________


                        eGAIN COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)

                                _______________

       Delaware                      0-30260                         77-0466366
(State of Incorporation)    (Commission File Number)   (I.R.S. Employer Identification No.)

                                _______________

               455 W. Maude Avenue, Sunnyvale, California  94086
          (Address of principal executive offices, including zip code)


                                 (408) 212-3400
              (Registrant's telephone number, including area code)

                               __________________




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Item 5.  Other Events

     On August 8, 2001, the conversion price of the registrant's 6.75% Series A Cumulative Convertible Preferred Stock (the "Series A Preferred Stock"), underwent a one-time reset from the original conversion price of $9.2517 per share to $5.6875 per share. The Series A Preferred Stock was issued in a private placement in August 2000, at which time the registrant also issued warrants to purchase 3,927,925 shares of common stock at an initial exercise price of $9.2517 per share (the "Warrants").

     As a result of this one-time adjustment of the conversion price, the currently outstanding shares of Series A Preferred Stock are convertible into an aggregate of 16,636,067 shares of Common Stock as of August 8, 2001. This number of shares includes 1,075,627 shares of Common Stock representing the amount accreted on the Series A Preferred Stock liquidation preference from August 8, 2000 through August 8, 2001 pursuant to the terms and conditions of the registrant's Certificate of Designation of 6.75% Series A Cumulative Convertible Preferred Stock (the "Certificate of Designation").

     The exercise price of the Warrants is subject to a one-time adjustment on August 22, 2001 pursuant to section 5.1 of the Warrants. The exercise price adjustment of the Warrants will be equal to the greater of (i) 122% of the average closing bid price per share of Common Stock on the twenty (20) consecutive trading days immediately preceding and including August 22,2001 or
(ii) $5.6875. This adjustment will not result in the issuance of additional Warrants or shares of Common Stock upon exercise of the Warrants.

     For a description of the terms and conditions of the Series A Preferred Stock and the Warrants, reference is made to the Certificate of Designation and the form of Common Stock Purchase Warrant attached as Exhibit 3(i)(a) and
Exhibit 4.1, respectively, to registrant's Report on Form 8-K filed with the Securities and Exchange Commission on August 15, 2000.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

        (a)   Financial Statements.

              Not applicable.

        (b)   Pro Forma Financial Information.

              Not applicable.

        (c)   Exhibits:

              Not applicable.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                             eGAIN COMMUNICATIONS CORPORATION


                                             By:     /s/ Harpreet Grewal
                                                ------------------------------
                                                        Harpreet Grewal
                                                    Chief Financial Officer

Date: August 10, 2001

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